Delaware Life Variable Account D

Financial Statements as of and for the Year Ended December 31, 2020
and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)
Index
December 31, 2020

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Statements of Assets and Liabilities	2-3

Statements of Operations	4-6

Statements of Changes in Net Assets	7-10

Notes to the Financial Statements	11-17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account D:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account D indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account D as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

MFS Corporate Bond Portfolio (Class A) Sub-Account (MB9) (1)	MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)

MFS Massachusetts Investors Growth Stock Fund (Class A) Sub-Account (MB2) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

MFS Massachusetts Investors Trust (Class A) Sub-Account (MB4) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

MFS Total Return Fund (Class A) Sub-Account (ME5) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)

(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account D based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account D in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

April 28, 2021

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account D since 2013.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total assets	Payable to Sponsor	Net Assets
MFS Corporate Bond Portfolio (Class A) Sub-Account (MB9)	18,575	$259,659	$292,926	$292,926	$-	$292,926
MFS Massachusetts Investors Growth Stock Fund (Class A) Sub- Account (MB2)	16,647	431,752	624,270	624,270	-	624,270
MFS Massachusetts Investors Trust (Class A) Sub-Account (MB4)	28,055	743,093	1,004,379	1,004,379	-	1,004,379
MFS Total Return Fund (Class A) Sub-Account (ME5)	31,429	540,580	642,730	642,730	-	642,730
MFS U.S. Government Money Market Portfolio Initial Class Sub- Account (MD8)	173,940	173,940	173,940	173,940	89	173,851
MFS VIT II Government Securities Portfolio I Class Sub-Account
(M96)	50,970	662,141	655,472	655,472	-	655,472
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	102,113	568,272	580,005	580,005	-	580,005
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	259,356	4,149,980	6,499,462	6,499,462	-	6,499,462

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Total Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
MB9	5,037	$292,926	$-	$292,926
MB2	2,831	624,270	-	624,270
MB4	6,205	1,004,379	-	1,004,379
ME5	5,979	642,730	-	642,730
MD8	10,066	173,453	398	173,851
M96	16,099	655,472	-	655,472
MA6	9,064	580,005	-	580,005
MD6	155,781	6,499,462	-	6,499,462

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020

	MB9 Sub-Account	MB2 Sub-Account	MB4 Sub-Account
Income:
Dividend income	$7,346	$885	$6,948

Expenses:
Mortality and expense risk charges	(3,478)	(7,038)	(10,994)
Net investment income (loss)	3,868	(6,153)	(4,046)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	305	38,230	27,874
Realized gain distributions	2,648	42,272	35,086
Net realized gains (losses)	2,953	80,502	62,960

Net change in unrealized appreciation (depreciation)	18,873	39,856	48,931

Net realized and change in unrealized gains (losses)	21,826	120,358	111,891

Net increase (decrease) in net assets from operations	$25,694	$114,205	$107,845

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	ME5 Sub-Account	MD8 Sub-Account	M96 Sub-Account
Income:
Dividend income	$12,126	$311	$19,226

Expenses:
Mortality and expense risk charges	(7,687)	(1,973)	(7,735)
Net investment income (loss)	4,439	(1,662)	11,491

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	42,459	-	165
Realized gain distributions	31,232	-	-
Net realized gains (losses)	73,691	-	165

Net change in unrealized appreciation (depreciation)	(34,707)	-	17,675

Net realized and change in unrealized gains (losses)	38,984	-	17,840

Net increase (decrease) in net assets from operations	$43,423	$(1,662)	$29,331

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MA6 Sub-Account	MD6 Sub-Account
Income:
Dividend income	$31,633	$25,813

Expenses:
Mortality and expense risk charges	(6,657)	(66,765)
Net investment income (loss)	24,976	(40,952)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,594	419,910
Realized gain distributions	-	546,763
Net realized gains (losses)	8,594	966,673

Net change in unrealized appreciation (depreciation)	(11,804)	200,916

Net realized and change in unrealized gains (losses)	(3,210)	1,167,589

Net increase (decrease) in net assets from operations	$21,766	$1,126,637

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MB9 Sub-Account		MB2 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$3,868	$4,942	$(6,153)	$(5,413)
Net realized gains (losses)	2,953	531	80,502	98,884
Net change in unrealized appreciation (depreciation)	18,873	26,640	39,856	85,368
Increase (decrease) in net assets from operations	25,694	32,113	114,205	178,839

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	43	65	5,164	623
Withdrawals, surrenders, annuitizations and contract charges	(13)	(16,899)	(60,058)	(92,245)
Net accumulation activity	30	(16,834)	(54,894)	(91,622)

Annuitization Activity:
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	30	(16,834)	(54,894)	(91,622)

Total increase (decrease) in net assets	25,724	15,279	59,311	87,217

Net assets at beginning of year	267,202	251,923	564,959	477,742
Net assets at end of year	$292,926	$267,202	$624,270	$564,959

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MB4 Sub-Account		ME5 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(4,046)	$(4,832)	$4,439	$5,359
Net realized gains (losses)	62,960	70,822	73,691	21,859
Net change in unrealized appreciation (depreciation)	48,931	155,880	(34,707)	87,408
Increase (decrease) in net assets from operations	107,845	221,870	43,423	114,626

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	891	1,979	2,674	900
Transfers between Sub-Accounts (including the Fixed Account), net	1,159	739	(174)	1
Withdrawals, surrenders, annuitizations and contract charges	(55,451)	(7,157)	(109,827)	(43,079)
Net accumulation activity	(53,401)	(4,439)	(107,327)	(42,178)

Annuitization Activity:
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(53,401)	(4,439)	(107,327)	(42,178)

Total increase (decrease) in net assets	54,444	217,431	(63,904)	72,448

Net assets at beginning of year	949,935	732,504	706,634	634,186
Net assets at end of year	$1,004,379	$949,935	$642,730	$706,634

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MD8 Sub-Account		M96 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(1,662)	$904	$11,491	$11,123
Net realized gains (losses)	-	-	165	(1,393)
Net change in unrealized appreciation (depreciation)	-	-	17,675	24,084
Increase (decrease) in net assets from operations	(1,662)	904	29,331	33,814

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	141	-	152
Transfers between Sub-Accounts (including the Fixed Account), net	54,760	68,928	83,099	519
Withdrawals, surrenders, annuitizations and contract charges	(73,493)	(94,920)	(57,361)	(110,023)
Net accumulation activity	(18,733)	(25,851)	25,738	(109,352)

Annuitization Activity:
Adjustments to annuity reserves	(38)	(36)	-	(1,162)
Net annuitization activity	(38)	(36)	-	(1,162)

Net increase (decrease) from contract owner transactions	(18,771)	(25,887)	25,738	(110,514)

Total increase (decrease) in net assets	(20,433)	(24,983)	55,069	(76,700)

Net assets at beginning of year	194,284	219,267	600,403	677,103
Net assets at end of year	$173,851	$194,284	$655,472	$600,403

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA6 Sub-Account		MD6 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$24,976	$26,005	$(40,952)	$(33,650)
Net realized gains (losses)	8,594	8,577	966,673	985,188
Net change in unrealized appreciation (depreciation)	(11,804)	37,560	200,916	882,110
Increase (decrease) in net assets from operations	21,766	72,142	1,126,637	1,833,648

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(97)	(6,919)	(156,681)	(80,689)
Withdrawals, surrenders, annuitizations and contract charges	(32,213)	(18,151)	(529,265)	(935,427)
Net accumulation activity	(32,310)	(25,070)	(685,946)	(1,016,116)

Annuitization Activity:
Adjustments to annuity reserves	-	1,249	-	(445)
Net annuitization activity	-	1,249	-	(445)

Net increase (decrease) from contract owner transactions	(32,310)	(23,821)	(685,946)	(1,016,561)

Total increase (decrease) in net assets	(10,544)	48,321	440,691	817,087

Net assets at beginning of year	590,549	542,228	6,058,771	5,241,684
Net assets at end of year	$580,005	$590,549	$6,499,462	$6,058,771

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2020

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account D (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on August 20, 1985 as a funding vehicle for the variable portion of group fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes, merged, or were closed during the current year.

There were no Sub- Accounts held by the contract owners of the Variable Account that were commenced during the current year, or were opened within the past five years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2020. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub- Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub- Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub- Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub -Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in Transfers between Sub-Accounts, net in the Statements of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”) . Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are the fair value measurement of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management's estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2020 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2020, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2020. There were no transfers between levels during the year ended December 31, 2020.

4. RELATED-PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2020, the annual rate varies from 0.95% to 1.25% of the total purchase payments credited to all contract owners’ accounts under contract. These charges are reflected in the Statements of Operations.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Administration charges

Each year on the account anniversary, an account administration fee (“Account Fee”) is deducted from the Variable Account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee is deducted pro rata from each variable annuity payment made during the year. The Account Fee varies based on total purchase payments credited to all participants’ accounts under the group contract as highlighted in the following table:

Purchase Payment	Account Fee
Up to $250,00	$25
$250,000 to $1,499,999	$18
$1,500,000 to $4,999,999	$15
$5,000,000 and Over	$12

The Account Fee is reflected in the Statements of Changes in Net Assets as a component of “Withdrawals, surrenders, annuitizations and contract charges” in the Accumulation Activity section or as a component of “Annuity payments and contract charges” in the Annuitization Activity section.

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. In no event shall the aggregate surrender charges exceed 6% of the portion of the amount the contract participant surrenders that represents purchase payments made during the seven years immediately preceding the request for surrender. The surrender charge is reflected in the Statements of Changes in Net Assets as a component of “Withdrawals, surrenders, annuitizations and contract charges”.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the amount applied to provide an annuity at the time of annuitization.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year. The Individual Annuitant Mortality Table utilized is subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
MB9	$9,998	$3,452
MB2	48,136	66,911
MB4	43,609	65,970
ME5	45,747	117,403
MD8	55,065	75,459
M96	106,698	69,469
MA6	31,640	38,974
MD6	583,471	763,606

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
MB9	-	1	(1)
MB2	28	296	(268)
MB4	20	425	(405)
ME5	50	1,151	(1,101)
MD8	3,086	4,142	(1,056)
M96	2,155	1,550	605
MA6	85	609	(524)
MD6	541	20,683	(20,142)

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
MB9	-	330	(330)
MB2	208	733	(525)
MB4	62	94	(32)
ME5	201	652	(451)
MD8	4,038	5,532	(1,494)
M96	496	3,374	(2,878)
MA6	19	442	(423)
MD6	11,454	46,209	(34,755)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,					For the years ended December 31,
						Net	Investment Income	Expense Ratio
		Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MB9
	2020	5,037	$58.151			$292,926	2.63%	1.25%			9.63%
	2019	5,038	53.041			267,202	3.11	1.25			13.02
	2018	5,368	46.928			251,923	3.10	1.25			(4.40)
	2017	5,369	49.087			263,536	3.09	1.25			4.76
	2016	5,513	46.856			258,313	3.20	1.25			4.52

MB2
	2020	2,831	251.260	to	219.654	624,270	0.16	1.10	to	1.25	21.10	to	20.92
	2019	3,099	207.484	to	181.654	564,959	0.28	1.10	to	1.25	38.39	to	38.18
	2018	3,624	149.932	to	131.462	477,742	0.91	1.10	to	1.25	(0.33)	to	(0.48)
	2017	4,413	150.426	to	132.092	584,275	0.87	1.10	to	1.25	27.30	to	27.11
	2016	6,213	118.171	to	103.922	646,698	0.72	1.10	to	1.25	5.01	to	4.85

MB4
	2020	6,205	130.640	to	163.723	1,004,379	0.78	0.95	to	1.25	13.04	to	12.71
	2019	6,610	115.567	to	145.264	949,935	0.67	0.95	to	1.25	30.67	to	30.28
	2018	6,642	88.441	to	111.498	732,504	0.88	0.95	to	1.25	(6.21)	to	(6.49)
	2017	6,706	94.292	to	119.230	791,125	0.96	0.95	to	1.25	22.41	to	22.05
	2016	6,979	77.032	to	97.693	673,206	0.89	0.95	to	1.25	7.75	to	7.43

ME5
	2020	5,979	83.504	to	111.976	642,730	1.90	0.95	to	1.25	8.67	to	8.35
	2019	7,080	76.841	to	103.347	706,634	2.00	0.95	to	1.25	19.07	to	18.72
	2018	7,531	64.534	to	87.053	634,186	2.05	0.95	to	1.25	(6.67)	to	(6.95)
	2017	8,599	69.149	to	93.557	780,874	1.94	0.95	to	1.25	11.11	to	10.78
	2016	9,202	62.234	to	84.451	766,932	2.20	0.95	to	1.25	7.84	to	7.52

MD8
	2020	10,066	17.199	to	17.576	173,851	0.18	0.95	to	1.25	(0.73)	to	(1.02)
	2019	11,122	17.325	to	17.757	194,284	1.61	0.95	to	1.25	0.68	to	0.38
	2018	12,616	17.208	to	17.690	219,267	1.25	0.95	to	1.25	0.30	to	-
	2017	13,681	17.156	to	17.689	238,017	0.29	0.95	to	1.25	(0.64)	to	(0.94)
	2016	15,389	17.267	to	17.857	270,081	0.01	0.95	to	1.25	(0.93)	to	(1.23)

M96
	2020	16,099	41.693	to	40.538	655,472	2.92	0.95	to	1.25	5.38	to	5.06
	2019	15,494	39.566	to	38.584	600,403	2.90	0.95	to	1.25	5.52	to	5.21
	2018	18,372	37.495	to	36.673	677,103	3.24	0.95	to	1.25	(0.48)	to	(0.78)
	2017	19,831	37.676	to	36.961	736,028	3.10	0.95	to	1.25	1.26	to	0.97
	2016	21,606	37.206	to	36.607	792,266	2.54	0.95	to	1.25	0.09	to	(0.21)

DELAWARE LIFE VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,					For the years ended December 31,
						Net	Investment Income	Expense Ratio
		Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MA6
	2020	9,064	$63.016	to	$64.558	$580,005	5.60%	0.95%	to	1.25%	4.09%	to	3.78%
	2019	9,588	60.537	to	62.204	590,549	5.67	0.95	to	1.25	13.73	to	13.39
	2018	10,011	53.230	to	54.858	542,228	5.63	0.95	to	1.25	(4.00)	to	(4.28)
	2017	10,448	55.446	to	57.312	590,745	6.64	0.95	to	1.25	5.69	to	5.37
	2016	12,038	52.463	to	54.389	645,163	6.18	0.95	to	1.25	12.75	to	12.42

MD6
	2020	155,781	42.700	to	41.318	6,499,462	0.45	0.95	to	1.25	21.37	to	21.01
	2019	175,923	35.182	to	34.145	6,058,771	0.57	0.95	to	1.25	38.64	to	38.23
	2018	210,678	25.377	to	24.702	5,241,684	0.57	0.95	to	1.25	(0.14)	to	(0.44)
	2017	249,295	25.414	to	24.812	6,221,900	0.65	0.95	to	1.25	27.22	to	26.85
	2016	273,088	19.976	to	19.561	5,368,979	0.58	0.95	to	1.25	5.08	to	4.77

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the contract expenses of the Sub -Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

4 These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level's commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2020 and 2019 and for the Years

Ended December 31, 2020, 2019 and 2018

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on

U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2020 AND 2019 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2020	2019
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$12,808,660	$10,918,153
Preferred stocks	939,125	769,767
Common stocks	881,233	779,463
Mortgage loans on real estate	456,382	606,383
Cash, cash equivalents and short-term investments	1,401,303	1,480,742
Contract loans	392,136	400,939
Derivatives	702,736	335,701
Other invested assets	908,261	878,847
Mortgage escrow funds	1,616	2,827
Receivables for securities	163,473	36,500
Investment income due and accrued	237,294	153,301
Amounts recoverable from reinsurers	12,748	9,549
Other amounts receivable under reinsurance contracts	21,994	4,049
Current federal and foreign income tax recoverable	45,609	49,947
Net deferred tax asset	31,997	79,469
Electronic data processing equipment and software	101	469
Receivables from parent, subsidiaries and affiliates	2,410	103,360
Reinsurance deposit asset	395,678	371,013
Other assets	19,623	17,793

Total general account assets	19,422,379	16,998,272
SEPARATE ACCOUNT ASSETS	22,324,504	20,832,308

TOTAL ADMITTED ASSETS	$41,746,883	$37,830,580

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2020 AND 2019 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2020	2019
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$15,188,297	$13,486,913
Aggregate reserve for accident and health contracts	337	679
Liability for deposit-type contracts	941,896	671,845
Contract claims	38,501	33,937
Other amounts payable on reinsurance	36,149	16,698
Interest maintenance reserve	31,109	39,563
Commissions to agents due or accrued	24,595	20,383
General expenses due or accrued	30,591	18,677
Transfers from Separate Accounts due or accrued (net)	(85,448)	(233,009)
Remittances and items not allocated	27,116	17,405
Asset valuation reserve	290,667	250,890
Payable for securities	354,741	191,881
Payable to parent and affiliates	21,352	15,095
Reinsurance in unauthorized and certified companies	649	585
Funds held under reinsurance treaties with unauthorized and certified reinsurers	262,997	245,590
Funds held under coinsurance	398,782	371,889
Derivatives	238,061	117,942
Other liabilities	23,443	147,998

Total general account liabilities	17,823,835	15,414,961
SEPARATE ACCOUNT LIABILITIES	22,324,502	20,832,306

Total liabilities	40,148,337	36,247,267
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	557,500	565,000
Gross paid in and contributed surplus	777,939	770,439
Unassigned funds	256,670	241,437

Total surplus	1,592,109	1,576,876

Total capital stock and surplus	1,598,546	1,583,313

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$41,746,883	$37,830,580

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
INCOME:
Premiums and annuity considerations	$2,668,116	$2,412,284	$(10,314,071)
Considerations for supplementary contracts with life contingencies	29,823	42,186	41,368
Net investment income	439,413	426,912	719,167
Amortization of interest maintenance reserve	6,154	9,296	12,414
Commissions and expense allowances on reinsurance ceded	108,465	113,811	243,365
Reserve adjustments on reinsurance ceded	(1,298,243)	(1,652,188)	10,705,103
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	337,386	346,576	375,076
Change in cash value of company owned life insurance	—	—	3,513
Investment (expense) income on reinsurance deposit asset	(159,574)	(116,980)	19,592
Reinsurance experience refund	119,915	120,973	129,967
Other income	59,147	54,015	57,899

Total Income	2,310,602	1,756,885	1,993,393
BENEFITS AND EXPENSES:
Death benefits	118,761	97,356	123,612
Annuity benefits	285,426	315,500	267,802
Health benefits	867	666	—
Surrender benefits and withdrawals for life contracts	1,116,537	1,275,361	1,009,649
Interest and adjustments on contract or deposit-type contract funds	(6,582)	8,163	22,140
Payments on supplementary contracts with life contingencies	45,475	44,396	41,136
Increase in aggregate reserves for life and accident and health contracts	1,697,602	1,318,634	2,081,112

Total Benefits	3,258,086	3,060,076	3,545,451
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	198,030	186,775	152,103
Commissions and expense allowances on reinsurance assumed	117	119	123
General insurance expenses	201,758	223,389	219,357
Insurance taxes, licenses and fees, excluding federal income taxes	5,077	5,466	5,103
Net transfers from Separate Accounts net of reinsurance	(1,130,355)	(1,613,693)	(2,270,518)
Investment (income) expense on funds held	(427,684)	(349,816)	135,750
Other (benefits) deductions	(105)	(25)	222

Total Benefits and Expenses	2,104,924	1,512,291	1,787,591
Net income from operations before federal income tax benefit and net realized capital gains (losses)	205,678	244,594	205,802
Federal income tax benefit, excluding tax on capital gains (losses)	(11,980)	(21,279)	(3,553)

Net income from operations after federal income taxes and before net realized capital gains	217,658	265,873	209,355
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	2,892	4,540	(10,566)

NET INCOME	$220,550	$270,413	$198,789

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,583,313	$1,555,285	$1,463,390
Net income	220,550	270,413	198,789
Change in net unrealized capital gains (losses), net of deferred income tax	250,146	345,580	(105,877)
Change in net unrealized foreign exchange capital gains (losses)	(14,693)	10,982	(3,123)
Change in net deferred income tax	(55,015)	(56,342)	27,017
Change in nonadmitted assets	(1,091)	(37,743)	(16,961)
Change in liability for reinsurance in unauthorized and certified companies	(64)	(585)	—
Change in reserve on account of change in valuation basis	(3,440)	—	—
Change in asset valuation reserve	(39,777)	(179,216)	22,080
Change in surplus notes	(7,500)	—	—
Surplus paid in	7,500	116,741	—
Dividends to stockholder	(65,000)	(200,000)	(157,384)
Investment (expense) income on funds held - unrealized	(276,383)	(241,802)	127,354

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,598,546	$1,583,313	$1,555,285

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,834,692	$2,610,423	$2,735,182
Net investment income	821,102	745,774	593,150
Miscellaneous income	398,273	402,030	433,475

Total receipts	4,054,067	3,758,227	3,761,807
Benefits and loss related payments	(2,765,571)	(3,301,972)	(3,146,388)
Net transfers from Separate Accounts	1,277,916	1,570,877	2,083,619
Commissions, expenses paid and aggregate write-ins for deductions	(398,428)	(462,727)	(377,617)
Federal and foreign income taxes recovered (paid)	16,131	(15,165)	33,867

Total payments	(1,869,952)	(2,208,987)	(1,406,519)

Net cash from operations	2,184,115	1,549,240	2,355,288

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	4,376,490	6,370,188	3,963,764
Stocks	20,830	84,610	151,520
Mortgage loans	217,263	244,684	80,758
Other Invested Assets	65,644	78,173	60,752
Net gains or (losses) on cash, cash equivalents and short-term investments	8	—	1,079
Miscellaneous proceeds	35,887	94,743	51,913

Total investment proceeds	4,716,122	6,872,398	4,309,786
Cost of investments acquired (long-term only):
Bonds	(6,153,104)	(6,726,353)	(6,155,024)
Stocks	(284,871)	(460,624)	(349,366)
Mortgage loans	(156,028)	(247,625)	(131,649)
Other Invested Assets	(122,239)	(287,682)	(10,965)
Miscellaneous applications	(611,706)	(258,454)	(36,335)

Total investments acquired	(7,327,948)	(7,980,738)	(6,683,339)
Net decrease in contract loans and premium notes	8,853	4,652	23,436

Net cash from investments	(2,602,973)	(1,103,688)	(2,350,117)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Surplus notes	(7,500)	—	—
Capital and paid in surplus	107,500	—	—
Net deposits on deposit-type contracts and other liabilities	270,051	195,974	11,471
Dividends to stockholders	(65,000)	(200,000)	(157,384)
Other cash provided	34,368	56,794	17,133

Net cash from financing and miscellaneous sources	339,419	52,768	(128,780)

Net change in cash, cash equivalents and short-term investments	(79,439)	498,320	(123,609)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,480,742	982,422	1,106,031

End of year	$1,401,303	$1,480,742	$982,422

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2020	2019	2018
Exchanges of bonds	$428,153	$346,653	$342,445
Exchanges of stocks	—	20,000	—
Capital Contribution—interest in limited partnership	—	16,741	—
Modified coinsurance reserve adjustment—net (including premium, miscellaneous income and benefits)	1,298,243	1,652,188	10,705,103
Exchange of PPVUL policies for funding agreements	—	—	255,773
Transfer of other invested assets to preferred stocks	—	—	255,000
Transfer of bonds to preferred stocks	—	—	14,344
Transfer preferred stocks to bonds	—	—	18,620
Transfer of bonds to common stocks	4,927	—	—
Transfer of mortgage loans to bonds	92,572	—	—
Exchange of policy loans for bonds	—	—	166,220
Transfer of non-insulated separate account bonds to general account	—	11,652	99,864
Transfer of non-insulated separate account mortgages to general account	—	50,819	—
Capital contributions of options to subsidiary	—	176,418	—
Surplus note transfer from bonds to other invested assets	—	6,423	—
DLRC dividend received—invested assets and related accrued interest transferred	—	2,333	—
DLRC return of capital—invested assets and related accrued interest transferred	—	24,618	—
Lackawanna dividend received—invested assets	19,999	—	—
Capital Contribution—SSAP 72	—	100,000	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and DLNY includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value, adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP and is amortized to expense.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves.    Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLCs. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity (“FIA”) contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016-1”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016-1 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

PHARMACEUTICAL REBATE RECEIVABLES

Receivables for pharmacy rebates are estimated from information provided by the Company’s pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager.    Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebates receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for Medicare Advantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 15 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare & Medicaid Services (“CMS”) to provide Medicare Advantage products. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•

Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

The Company did not have any new accounting pronouncement changes during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in 2019, net of tax, had no net impact on surplus. The Company did not have any corrections of errors during 2020 or 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity	Type of Subsidiary	2020	2019
DLNY	Insurance	$450,340	$398,539
Lackawanna Casualty Company	Insurance	173,459	186,890
DL Reinsurance Company (“DLRC”)	Insurance	3,459	3,371
Delaware Life Reinsurance (U.S.) Corp.	Insurance	18,000	21,342
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$646,712	$611,596

On April 1, 2019, the Company acquired Lackawanna Casualty Company (“LCC”), a Pennsylvania domiciled worker’s compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company (“LAIC”) and Lackawanna National Insurance Company (“LNIC”), for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. At December 31, 2020 and 2019, the admitted amount of unamortized goodwill was $50.5 million and $56.6 million, respectively. The Company contributed $0.5 million and $2.5 million of additional capital to LCC in 2020 and 2019, respectively. In November 2020, LCC paid the Company a $20.0 million extraordinary dividend, consisting primarily of bonds.

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2020 and 2019, the admitted amount was $1.5 million. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates – Preferred Interests

In September 2018, DL Investment Holdings 2015-1, LLC (“DLIH 2015-1”), an affiliate and formerly a wholly-owned subsidiary, distributed $15.0 million of capital back to the Company. On December 28, 2018, DLIH 2015-1 amended and restated its Limited Liability Company Agreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC (“DLHP”), as a party to the agreement. As part of the restructuring, the Company received 255,000 Series A Preferred Units (non-voting interests) with a value of $255.0 million in exchange for the equity of DLIH 2015-1 that was held by the Company prior to the restructuring. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million in 2018. On December 31, 2020 and 2019, the Company received $15.6 million and $15.8 million, respectively, of preferred dividends from DLIH 2015-1.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Investments in Affiliates – Other Invested Assets

The Company also owns controlling membership interests in the following limited liability companies: DL Private Placement Investment Company I, LLC; Ellendale Insurance Agency, LLC (“Ellendale”); Delaware Life 1099 Reporting Company, LLC; DLIH 2016-1; DL Investment Holdings 2016-2, LLC (“DLIH 2016-2”); IDF IX, LLC; DL Service Holdings, LLC; Clear Spring PC Holdings, LLC (“CSPCH”), and Clear Spring Health Holdings, LLC (“CSHH”). The values of certain of these limited liability companies without audited financial statements totaling $30.9 million and $32.1 million were non-admitted as of December 31, 2020 and December 31, 2019, respectively.

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016-1, initiated a hedging program arrangement related to the Company’s FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016-1 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. During 2019, on behalf of DLIH 2016-1, the Company began purchasing and immediately transferring new FIA equity options to DLIH 2016-1 on an ongoing basis. $35.7 million and $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016-1 during 2020 and 2019, respectively. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2020 and 2019 belong to DLIH 2016-1. Additionally, DLIH 2016-1 began purchasing equity futures in 2019 as part of the FIA hedging program.

During 2020, the Company made several capital contributions totaling $8.0 million to DLIH 2016-2 in connection with an investment program utilizing a Société Générale credit facility (the “SG Facility”).

The Company purchased 200 units of its subsidiary, CSPCH, from the third party minority interest holder in December 2020 for $12.2 million, representing an additional 20% ownership. CSPCH holds the downstream investment in Clear Spring Property and Casualty Company (“CSP&C”) and, as a result of the 2020 purchase, CSPCH and CSP&C became wholly-owned subsidiaries of the Company and the Company recorded $6.0 million of goodwill in addition to the goodwill associated with the original acquisition of an 80% ownership interest in CSPCH in 2017. At December 31, 2020 and 2019, $8.9 million and $2.7 million of unamortized goodwill related to the purchases were reflected in the Company’s carrying value of CSPCH, respectively.

During 2020, 2019 and 2018, the Company contributed $44.7 million, $87.2 million, and $8.5 million, respectively, to its subsidiary health holding company, CSHH, on various dates, and in March 2020, CSHH returned $2.0 million of capital to the Company. During 2019 and 2018, $16.5 million and $3.5 million of the contributions, respectively, were used by CSHH to purchase or form subsidiary health insurer/health maintenance organizations. The difference between the cost of these downstream entities acquired by CSHH and their statutory book values at the dates of purchase resulted in goodwill. At December 31, 2020 and 2019, $18.5 million and $20.6 million of unamortized goodwill was reflected in the Company’s carrying value of CSHH.

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying values. The carrying values of CSPCH and CSHH were $36.9 million and $79.5 million, respectively, at December 31, 2020, and $36.0 million and $66.1 million, respectively, at December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Clear Spring Health Insurance Company (“CSHIC”), a subsidiary of CSHH, has adopted an accounting practice related to nonadmitted pharmacy rebate receivables that differs from the NAIC statutory accounting practices and procedures. As permitted by the Commissioner of Insurance of the State of Arizona, CSHIC will admit an otherwise nonadmitted pharmacy rebate receivable if the total of pharmaceutical rebates received through the date that the financial statements were issued exceeds the otherwise nonadmitted amount as of December 31, 2020. The monetary effect on net income and surplus of CSHIC, and in turn, the Company’s investment in CSHH, as a result of CSHIC using the permitted practice was an increase of $9.3 million.

The Texas Department of Insurance approved a permitted accounting practice relating to CSP&C’s legacy business which is 100% reinsured to affiliated and non-affiliated reinsurers. The permitted practice allows CSP&C to exclude this fully-reinsured block of business from its financial statements effective January 1, 2019. There was no net income or surplus impact to CSP&C or the Company because the business was previously 100% reinsured.

Dividends/Distributions

During 2020, 2019 and 2018, the Company recognized the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
March 17, 2020	CSHH	$2,000	Return of capital	Cash
November 20, 2020	LCC	$20,000	Extraordinary dividend	Invested assets and cash
December 31, 2020	DLIH 2016-1	$40,000	Distribution	Accrual*
May 3, 2019	DLIH 2016-1	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016-1	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016-1	$7,000	Distribution	Accrual*
October 3, 2018	DLRC	$2,878	Ordinary dividend	Cash
December 10, 2018	Ellendale	$20,000	Distribution	Cash
December 18, 2018	DLNY	$20,312	Ordinary dividend	Cash

*	Receivable reflected in Investment Income Due and Accrued as of December 31, 2020 and 2019, respectively.

Reinsurance-Related Agreements

During 2018, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company ceded certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company ceded a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset. The Company made changes in the hedging strategy during 2018 and certain hedges were excluded from or added to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the treaty. The recapture decreased both the reinsurance deposit asset and funds held under coinsurance associated with the FIA treaty by $724.4 million but had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the treaties. Ceded realized gains and losses are reported in “Net realized capital gains (losses)”. “Investment income (expense) on funds held – unrealized” represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)	Treaty Impacts
	2020	2019	2018
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset	$(159,574)	$(116,980)	$19,592

Total Revenue	(159,574)	(116,980)	19,592
Investment (Income) Expense on Funds Held	(437,107)	(358,699)	123,723

Total Policyholder Benefits and Expenses	(437,107)	(358,699)	123,723
Net Realized Capital (Losses) Gains	(1,151)	83	(23,223)

Net income (loss)	276,382	241,802	(127,354)

Statements of Changes in Capital Stock and Surplus
Investment (Expense) Income on Funds Held—Unrealized	(276,382)	(241,802)	127,354

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $395.7 million and $371.0 million at December 31, 2020 and 2019, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Debt and Surplus Note Transactions

In January 2020, DLNY entered into a $50.0 million demand promissory note (the “DLNY Note”), with the Company. The DLNY Note superseded the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old Note”). DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with no commitment fees for any unused portion of the DLNY Note. No amounts were outstanding under the DLNY Note or the Old Note as of December 31, 2020 and 2019.

In November 2020, R.V.I. Guaranty Co., Ltd (“RVI”), an affiliate, entered into a $20.0 million revolving loan note (the “RVI Note”) with the Company. Borrowings bear interest at LIBOR + 150 basis points. There were no amounts outstanding under the RVI Note as of December 31, 2020.

In May 2020, the Company loaned CSHIC $20 million under a demand promissory note which was repaid to the Company plus $520 thousand of interest in September 2020.

In April 2020, DLIH 2016-1 borrowed $4.0 million from the Company under a demand promissory note for and repaid the balance plus $1.7 thousand of interest to the Company within the same month.

On December 31, 2020, with approval by the Department, the Company made a one-time payment of $7.5 million to Guggenheim Life and Annuity Company (“GLAC”), a related party, to pay down the principal amount and accrued interest due on a $7.5 million surplus note issued by the Company and owned by GLAC with an original maturity date of December 15, 2032. The Company received a $7.5 million capital contribution from the Parent on December 30, 2020, which was used together with $25.4 thousand to pay GLAC both the principal and interest due as of December 31, 2020.

At December 31, 2020, Group 1001, LLC, a related party, owned $167.3 million of surplus notes issued by the Company.

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2020, 2019 and 2018:

The Company participates in the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code (the “IRC”) and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the IRC. The plan name change was effective January 1, 2019 when the sponsor was changed to Group 1001 Resources, LLC (“GOTO Resources”) from the Company. Expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.3 million, $2.2 million, and $2.3 million, respectively, for the years ended December 31, 2020, 2019 and 2018.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $4.8 million, $7.8 million, and $9.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company terminated an administrative services agreement with Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, in the fourth quarter of 2020. Prior to terminating the agreement, the Company performed various administrative services on behalf of DLIAC, which was sold to a third party on November 30, 2020. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.4 million, and $0.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.3 million, and $0.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for each of the years ended December 31, 2020, 2019 and 2018, respectively.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement amounted to approximately $0.7 million, $0.6 million, and $0.6 million for the years ended December 31, 2020, 2019 and 2018, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies as described in Note 15.

The Company has an administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Eon Health Plan, LLC (“EHP”), pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a facilities use agreement between the Company and GOTO Resources dated January 1, 2019, pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the years ended December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has a services and resource sharing agreement between the Company and GOTO Resources, dated January 1, 2019, pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $84.1 million and $85.4 million for the years ended December 31, 2020 and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC (“CSHMS”), dated January 1, 2019, pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Expenses incurred under this agreement amounted to approximately $1.0 million and $4.3 million for the years ended December 31, 2020 and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and CSHMS, dated January 1, 2019, pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2020 and 2019.

The Company has an administrative services agreement between the Company and Delaware Life Marketing, LLC (“DLM”), dated January 1, 2019, pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company’s annuity products and related activities. No amounts were allocated under this agreement for the years ended December 31, 2020 and 2019.

The Company has an amended and restated master agency agreement between the Company and DLM, dated January 1, 2019, pursuant to which DLM provides certain distribution and agent management services to the Company. Service fees incurred under this agreement amounted to approximately $14.9 million and $11.8 million, and trail commissions incurred were $49.5 million and $21.6 million for the years ended December 31, 2020 and 2019, respectively.

The Company has a services and resource sharing agreement between the Company and LCC, LNIC, and LAIC, dated January 1, 2020, under which the Company provides services and makes resources available upon request to LCC, LNIC, and LAIC. No amounts were allocated under the agreement for the year ended December 31, 2020.

The Company is party to a paymaster agreement between and among the Company, DLM, GOTO Resources, and Clarendon, dated January 1, 2019, that enables the Company, on behalf of Clarendon, to provide GOTO Resources, in its role as payroll employer of DLM, with certain amounts to be paid to DLM in connection with their activities as registered persons of Clarendon. No amounts were allocated under the agreement for the year ended December 31, 2020.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC (“GC”) or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $7.1 million, $7.8 million, and $5.8 million for the years ended December 31, 2020, 2019 and 2018, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Prior to 2019, the Company had an investment services agreement with GPIM, pursuant to which GPIM provided services to the Company with respect to certain general account assets that GPIM did not manage for the Company. Expenses incurred under this agreement during 2018 amounted to approximately $2.2 million.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt servicing payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2020, 2019 and 2018 were $83.1 thousand, $36.8 thousand and $3.8 thousand, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $50.0 million, $57.1 million, and $65.5 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $0.1 million for each of the years ended December 31, 2020 and 2019. The Company did not incur expenses under this agreement for the year ended December 31, 2018.

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2020, 2019 and 2018.

The Company has a middle office services agreement between the Company and GIS dated July 23, 2018, under which GIS provides certain middle office services in furtherance of conducting the Company’s business and the business of its affiliates with which Company has investment-related services agreements.

The Company has a cost and liability allocation agreement among the Company, GIS, and GLAC dated July 23, 2018. This agreement is related to fees, charges, and expenses incurred by the Company under an Aladdin Services Agreement entered into between the Company and BlackRock Financial Management, Inc. (“BlackRock”) under which Blackrock implements and provides its proprietary Aladdin trading, portfolio management and risk reporting system.

The Company had $2.4 million and $103.4 million due from affiliates, $21.4 and $15.1 due to affiliates, and $1.7 million and $1.9 million included in general expenses due or accrued to other related parties as of December 31, 2020 and 2019, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The 2019 $103.4 million amount due from affiliates includes a $100.0 million capital contribution receivable from its Parent.

Other

As of and for the years ended December 31, 2020, 2019 and 2018, the Company had other investment activity with affiliates and affiliated holdings as follows:

In April 2020, the Company purchased $119.9 million of unaffiliated bonds from Barbco at market value. Barbco held the bonds at amortized cost of $110.4 million prior to the sale and recognized a $7.3 million gain on the transaction.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

During 2020, $200.0 million of short-term investments issued by Armstrong STF IV, LLC (“Armstrong”) and Wright STF III, LLC (“Wright”) held by the Company at December 31, 2019, matured. The Company also acquired $90 million new short-term investments from Wright in 2020, $25 million of which was repaid during the year. The Company recorded $12.8 million of investment income in 2020 related to these investments and the average yield was 6.37%.

During 2019, the Company acquired a $202.5 million short-term investment from an affiliate, WPH Holdings II Parent, LLC (“WPH”). Both this investment and a $171.0 million short-term investment from WPH held at December 31, 2018 matured or were repaid resulting in no gain. The Company recorded $23.3 million of investment income related to these investments in 2019, and the average yield was 8.0%. The Company acquired short-term investments from Armstrong and Wright during 2019 totaling $100.0 million each which were held at December 31, 2019. The Company recorded $0.6 million of investment income on these investments in 2019 and the average yield was 5.70%.

In 2018, the Company purchased $256.0 million short-term investments from WPH, and disposed of $85.0 million of these investments, resulting in no gain. $10.0 million of the $85.0 million disposal was sold to Aureum Reinsurance Company, Ltd. (“ARC”) as part of a related-party transaction. The Company earned $13.8 million on this investment in 2018 and the average yield was 8.0%. The Company held other affiliated short-term investments purchased in 2017 from Armstrong and Wright as well as Marcy STF I, LLC and DLM (formerly Redfield STF II, LLC) that matured in 2018 resulting in no gain. The Company recorded $9.1 million of investment income on these investments and the average yield was 7.4%.

In 2020, the Company acquired $146.6 million of bonds from affiliates, including the bonds received from LCC noted above, and received proceeds of $44.7 million from sales of bonds to affiliates that resulted in immaterial gains. The Company also received $57.2 million of proceeds from sales of other invested assets to DLIH 2016-2 from which the Company deferred a realized gain of $1.9 million.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from the DLRC capital transactions noted above, and received proceeds of $71.1 million from sales of short-term and long-term bonds to affiliates. Immaterial gains were recognized on these transactions.

During 2018, the Company received proceeds of $2.5 million from sales of bonds to affiliates. Gains recognized on the transactions in 2018 were immaterial.

The following table summarizes the Company’s investments in affiliates (excluding investments in subsidiaries) at December 31, 2020 and 2019:

	December 31,
(In Thousands)	2020	2019
Short-Term Investments	$65,000	$200,000
Bonds	67,000	67,000
Preferred Stocks	255,000	255,000
Commercial Mortgage Loans	8,831	8,831

Total	$395,831	$530,831

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

As of and for the years ended December 31, 2020, 2019 and 2018, the Company had investment activity with parties related to or managed by GC and related holdings as follows:

The Company purchased $1.7 million, $17.2 million, and $7.7 million of bonds and received proceeds of $3.9 million, $5.0 million, and $721.4 million from bond sales from parties related to or managed by GC in 2020, 2019 and 2018, respectively. No material gains and losses were recognized by the Company on these transactions in 2020 or 2019, but $13.3 million of gains were recognized in 2018.

The following table summarizes the Company’s investments in parties related to or managed by GC at December 31, 2020 and 2019:

	December 31,
(In Thousands)	2020	2019
Bonds	$873,181	$879,267
Common Stocks	31,736	44,333
Other Invested Assets	—	22,580

Total	$904,917	$946,180

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2020 and December 31, 2019 was approximately $179.7 million, and $193.0 million, respectively. At December 31, 2020 and 2019, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.6 million and $6.3 million at December 31, 2020 and 2019, respectively. There was no liability accrued for this guaranty at December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million. There was no liability accrued for this guaranty at December 31, 2020 and 2019.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires in February 2026. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $2.4 million as of December 31, 2020.

Pursuant to a Letter of Credit Facility Agreement (“LCFA”) between the Company and CSP&C, the Company was issued an irrevocable letter of credit (“LOC”) effective September 30, 2019 by the Federal Home Loan Bank of Indianapolis (the “FHLB”) on behalf of an unrelated party. The LOC had an initial maximum credit amount of $12.0 million that had been reduced to $8.0 million as of December 31, 2020. CSP&C is not a party to the LOC, but in accordance with the LCFA, is unconditionally responsible to reimburse the Company if the beneficiary draws on the LOC, and is required to pay the Company a facility fee. As of December 31, 2020 and 2019 there were no draws on the LOC.

In July 2020, the Company authorized its wholly-owned subsidiary, DLIH 2016-2, to enter into the SG Facility with a maximum borrowing amount of $150.0 million as part of its investment program. Pursuant to the SG Facility, the Company is required to pledge collateral to support borrowings. The pledged collateral secures obligations of a non-recourse guarantee by the Company, which is limited to the pledge of collateral assets. The Company may be required to make equity capital contributions to DLIH 2016-2 from time to time. As of December 31, 2020, DLIH 2016-2 has withdrawn $64.7 million from the SG Facility.

During 2020 a syndicated credit facility arranged by BMO Capital Markets Corp. and consisting of three bank lenders (the “BMO Facility”) was provided to CSHH and its wholly-owned subsidiary, CSHIC, with a maximum borrowing of $65.0 million and a one year term. Pursuant to the BMO Facility and a related separate fee certain letter, the Company guarantees all principal and interest obligations of CSHH and CSHIC, and is subject to certain covenants related to risk based capital and surplus. As of December 31, 2020, CSHIC borrowings under the facility were $61.0 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2020
	Statement	Gross Unrealized	Gross Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$392,584	$9,044	$(437)	$401,191
All Other Governments	11,070	947	(78)	11,939
U.S. States, Territories and Possessions (Direct and Guaranteed)	9,687	701	(1)	10,387
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	992,830	80,971	(8,364)	1,065,437
Industrial and Miscellaneous (Unaffiliated)	11,112,860	429,773	(143,064)	11,399,569
Hybrid Securities	220,819	20,433	(1,640)	239,612
Bond—Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	110	(19)	1,901

Total Bonds	$12,808,660	$541,979	$(153,603)	$13,197,036

Preferred Stocks	$939,125	$9,663	$(146)	$948,642

	December 31, 2019
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$525,871	$999	$(77)	$526,793
All Other Governments	11,434	505	(46)	11,893
U.S. States, Territories and Possessions (Direct and Guaranteed)	4,581	105	(15)	4,671
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	679,789	17,299	(1,886)	695,202
Industrial and Miscellaneous (Unaffiliated)	9,456,225	189,308	(81,190)	9,564,343
Hybrid Securities	171,443	11,366	(516)	182,293
Bond—Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	39	(20)	1,829

Total Bonds	$10,918,153	$219,621	$(83,750)	$11,054,024

Preferred Stocks	$769,767	$5,487	$(350)	$774,904

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2020
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$575,047	$577,219
Due after one year through five years	2,062,052	2,108,304
Due after five years through ten years	3,276,945	3,401,189
Due after ten years	2,895,625	3,113,045
SVO Identified Exchange Traded Funds	1,810	1,901

Total before asset and mortgage-backed securities	8,811,479	9,201,658

Asset and mortgage-backed securities	3,997,181	3,995,378

Total	$12,808,660	$13,197,036

Proceeds from sales and maturities of investments in bonds and preferred stock during 2020, 2019 and 2018, were $4.8 billion, $6.7 billion, and $4.4 billion, including non-cash transactions of $433.1 million, $366.7 million, and $375.4 million, respectively; gross gains were $52.6 million, $66.4 million, and $41.4 million respectively; and gross losses were $44.6 million, $34.8 million, and $77.2 million, respectively.

Bonds with a statement value of approximately $5.2 million for the years ended December 31, 2020 and 2019 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 96.6% and 96.7% of the Company’s total bonds as of December 31, 2020, and 2019, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2020, 2019 and 2018 on LBSS held as of December 31, 2020, 2019 and 2018, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.    In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2020, 2019 and 2018, the Company incurred write-downs of bonds totaling $2.3 million, $0, and $5.8 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2020 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$11,821	$(437)		$—	$—	5	$11,821	$(437)
All Other Governments		—	—	1	3,056	(78)	1	3,056	(78)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	99	(1)		—	—	1	99	(1)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	202,434	(8,346)	3	8,470	(18)	48	210,904	(8,364)
Industrial and Miscellaneous (Unaffiliated)	190	1,460,857	(37,916)	100	1,451,733	(105,148)	290	2,912,590	(143,064)
Hybrid Securities	4	2,824	(23)	3	7,251	(1,617)	7	10,075	(1,640)
SVO Identified Exchange Traded Funds		—	—	1	821	(19)	1	821	(19)

Total Bonds	245	$1,678,035	$(46,723)	108	$1,471,331	$(106,880)	353	$3,149,366	$(153,603)

Preferred Stocks	2	$136,812	$(146)	—	$—	$—	2	$136,812	$(146)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2019 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds: U.S. Governments	3	$405,016	$(77)	—	$—	$—	3	$405,016	$(77)
All Other Governments	1	102	(1)	1	4,218	(45)	2	4,320	(46)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,985	(15)	—	—	—	2	2,985	(15)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	29	220,710	(1,881)	3	389	(6)	32	221,099	(1,887)
Industrial and Miscellaneous (Unaffiliated)	111	1,399,329	(19,048)	86	971,377	(62,141)	197	2,370,706	(81,189)
Hybrid Securities	2	5,418	(313)	2	5,259	(203)	4	10,677	(516)
SVO Identified Exchange Traded Funds	—	—	—	1	827	(20)	1	827	(20)

Total Bonds	148	$2,033,560	$(21,335)	93	$982,070	$(62,415)	241	$3,015,630	$(83,750)

Preferred Stocks	3	$99,616	$(350)	—	$—	$—	3	$99,616	$(350)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $16.8 million as of December 31, 2020. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$16,837	$16,837	$17,180

	$16,837	$16,837	$17,180

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.0 million as of December 31, 2019. This amount represented less than one-tenth of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$952	$952	$1,003

	$952	$952	$1,003

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

5 GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5 GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	12/31/2020	12/31/2019	12/31/2020	12/31/2019	12/31/2020	12/31/2019
Preferred Stock	1	1	$255,000	$255,000	$255,000	$255,000

Total	1	1	$255,000	$255,000	$255,000	$255,000

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2020 and 2019 (in thousands):

	2020	2019
Alabama	$3,229	$3,143
Arizona	2,003	9,854
Arkansas	94	—
California	76,503	132,444
Colorado	15,937	16,515
Connecticut	10,925	10,925
Florida	2,794	21,016
Georgia	10,625	10,927
Idaho	—	963
Illinois	25,557	25,000
Kansas	7,480	8,050
Kentucky	1,563	1,652
Louisiana	410	400
Maryland	73	—
Massachusetts	5,037	5,684
Michigan	7,669	7,669
Missouri	398	493
New Jersey	3,424	3,690
New Mexico	3,556	3,849
New York	180,660	220,294
North Carolina	41,690	45,480
Nevada	—	15,610
Ohio	1,945	3,024
Oklahoma	162	—
Oregon	5,390	5,872
Pennsylvania	13,608	5,478
South Carolina	107	20,010
Tennessee	25,000	—
Texas	4,993	8,010
Utah	2,304	3,133
Virginia	1,230	1,731
Washington	317	2,947
Wisconsin	4,159	2,923
Great Britain	—	12,057
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$456,382	$606,383

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company originated 69 mortgage loans and made additional investments after acquisition with a total cost of $156.0 million during the year ended December 31, 2020 with rates ranging from 4.18% to 12.6%. 59 mortgage loans were originated or acquired and four additional investments were made after acquisition with a total cost of $299.5 million during the year ended December 31, 2019 with rates ranging from 4.59% to 7.18%, and nine mortgage loans with a total cost of $131.7 million were originated during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%. During the years ended December 31, 2020, 2019 and 2018, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and were no more than 95% of the property’s value at the time the original loan is made during 2020.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2020 and 2019. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2020 and 2019. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2020 and 2019, the Company individually and collectively evaluated loans with a gross carrying value of $456.4 million and $608.8 million, respectively.

As of December 31, 2020 and 2019, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2020 and 2019.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2020
Recorded Investment
Current	$—	$4,411	$—	$446,567	$7,864	$458,842
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$62,912	$—	$62,912
December 31, 2019
Recorded Investment
Current	$—	$—	$—	$608,843	$—	$608,843
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$20,107	$—	$20,107

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2020 or 2019 and the Company had no investments in impaired loans during 2020 or 2019.

Information regarding the Company’s allowance for credit losses is as follows at December 31, 2020 and 2019:

	2020	2019
(In Thousands)
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The Company did not have any mortgage loans derecognized as a result of foreclosure during 2020 or 2019.

The following table provides an aging of commercial mortgage loans as of December 31, 2020 and 2019, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2020	2019
Current	$458,842	$608,843
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$456,382	$606,383

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (‘LTV”). The following tables show the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2020 and 2019:

		2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$167,749	$91,218	$54,925	$313,892
60%-69.99%	58,037	30,930	17,626	106,593
70%-79.99%	—	26,082	7,864	33,946
80% or greater	—	—	—	—

Total (*)	$225,786	$148,230	$80,415	$454,431

(*)	excludes residential mortgages in good standing

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

		2019
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$147,090	$197,269	$60,425	$404,784
60%-69.99%	33,050	11,569	37,700	82,319
70%-79.99%	1,265	95,262	25,213	121,740
80% or greater	—	—	—	—

Total	$181,405	$304,100	$123,338	$608,843

5.	REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	287	—	—	200,000
4. > 1 Week to 1 Month	38,322	12,604	—	200,000
5. > 1 Month to 3 Months	—	87,450	12,255	8,515
6. > 3 Months to 1 Year	362,396	87,450	84,081	306,942
7. > 1 Year	25,000	312,550	312,561	13,571
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	12,604	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	362,396	87,450	15,534	25,000
7. > 1 Year	25,000	312,550	309,466	—

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$—
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$424,957	$450,969	$366,848	$26,338
b. Ending Balance
1. BACV	XXX	XXX	XXX	$23,017
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$424,957	$450,969	$366,848	$26,338

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$23,017	$—	$—	$—	$—	$—	$—
Bonds - FV	—	26,338	—	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
PreferredStock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	23,017	—	—	—	—	—	—
Total Assets - FV	—	26,338	—	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$—	$—	$—	$—
2. Securities (FV)	424,957	450,969	366,848	26,338
3. Nonadmitted	—	—	—	—
b. Ending Balance
1. Cash	—	—	—	—
2. Securities (FV)	424,957	450,969	366,848	26,338
3. Nonadmitted	—	—	—	—

(8)	Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	26,338	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	26,338	—	—	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	26,338

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

3)	Original (Flow) & Residual Maturity

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	50,000	—	—	—
3. 2 Days to 1 Week	—	—	50,000	—
4. > 1 Week to 1 Month	54,068	3,463	51,012	67,000
5. > 1 Month to 3 Months	5,880	90,702	89,477	52,457
6. > 3 Months to 1 Year	960,540	950,540	739,683	964,683
7. > 1 Year	25,000	25,000	275,000	—
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	4,068	2,241	397	—
5. > 1 Month to 3 Months	—	—	2,457	—
6. > 3 Months to 1 Year	960,540	950,540	739,683	616,220
7. > 1 Year	25,000	25,000	275,000	—

(4)	Counter Party, Jurisdiction and Fair Value (FV)

Not applicable

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount	$1,150,873	$1,150,116	$1,215,806	$1,215,310
b. Ending Balance	$1,150,873	$1,130,389	$1,215,806	$810,050

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds - FV	$792,550	$17,500	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets - FV	—	—	—	—	—	—	—	—

Total Assets	$792,550	$17,500	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

The Company had no repurchase agreement transactions or reverse repurchase agreement transactions accounted for as a sale.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Realized Gains (Losses):
Bonds	$5,748	$31,542	$(41,605)
Preferred Stocks	—	8	23
Common Stocks	368	3,530	566
Mortgage Loans	93	48	374
Cash, Cash Equivalents and Short-term Investments	8	—	—
Other Invested Assets	(591)	4,154	(54,476)
Derivative Instruments	(3,591)	88,153	16,576
Reinsurance Realized Gains (Losses)	(1,151)	83	(23,223)
Realized Capital Gains/(Losses)—other	—	(78,176)	—

Subtotal	884	49,342	(101,765)
Capital Gains Tax Expense	186	10,362	—

Net Realized Gains (Losses)	698	38,980	(101,765)
Losses (Gains) Transferred to IMR (Net of Taxes)	2,194	(34,440)	91,199

Total	$2,892	$4,540	$(10,566)

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
	2020	2019	2018
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses):
Bonds	$(270)	$(206)	$(48)
Common Stocks of Non-affiliates	(12,841)	(7,791)	(14,004)
Common Stocks of Affiliates	34,591	45,453	(2,143)
Preferred Stocks	—	(52)	97,934
Derivative Instruments	250,810	128,823	(91,420)
Other Hedging Investments	—	—	—
Other Invested Assets	(29,687)	59,628	(69,582)
Unrealized Capital Gains/(Losses)—Other	—	78,176	—

Subtotal	242,603	304,031	(79,263)
Deferred Capital Gains Tax	(7,543)	(41,549)	26,614

Total	$250,146	$345,580	$(105,877)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

In 2015, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7 million, respectively, for the year ended December 31, 2018. The public bond strategy was discontinued and no related transactions occurred during 2020 or 2019. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.3 million for the year ended December 31, 2018.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Bonds (Unaffiliated)	$612,739	$577,949	$426,102
Bonds (Affiliated)	4,342	2,634	—
Preferred Stocks (Unaffiliated)	52,621	46,447	21,777
Preferred stocks (Affiliated)	15,648	15,826	—
Common Stocks (Unaffiliated)	3,484	10,307	13,033
Common Stocks (Affiliated)	20,000	3,693	23,190
Mortgage Loans	38,579	40,928	36,349
Contract Loans	16,059	17,535	28,459
Cash, Cash Equivalents and Short-term Investments	75,112	72,290	65,998
Derivative Instruments	(435,148)	(348,490)	133,172
Other Invested Assets	81,750	58,573	43,933
Other Investment Income	37,602	3,726	—

Gross Investment Income	522,788	501,418	792,013

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(40,115)	(31,246)	(29,586)

Net Investment Income	$439,413	$426,912	$719,167

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2020, 2019 and 2018.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new FIA products with the Morgan Stanley Global Opportunities Index (“MSGO”), OTC options on the S&P 500, the Deutsche Bank Cash Return on Capital Invested (“CROCI) Sectors III Index, and the Deutsche Bank Momentum Asset Allocator (“MAA”) indices. During 2020, the Company added Barlays First Trust Capital Strength Barclays 5% Index (“FTCS) and RBA Select Equity Yield CIBC 5% Index (“RBEY”). Fair Value changes in the options embedded within the policy are recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2020 and 2019, the Company pledged $231.3 million and $150.9 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2020 and 2019, counterparties pledged to the Company $318.0 million and $234.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2020
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,006,092	$472,394	$—	$472,394
FX Forwards	97,913	(3,448)	—	(3,448)
Payor Swaptions	300,000	24	5,895	(5,871)

Total	$6,404,005	$468,970	$5,895	$463,075

		Outstanding at
		December 31, 2019
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$5,842,202	$219,118	$—	$219,118
Currency Swaps	9,459	892	—	892
FX Forwards	29,900	90	—	90
Payor Swaptions	800,000	55	7,890	(7,835)

Total	$6,681,561	$220,155	$7,890	$212,265

At December 31, 2020 and 2019, open futures contracts had a notional value of $1,954.7 million and $1,621.8 million and a fair value of ($4.3) million and ($2.4) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions (“RSATs”) which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2020 or 2019.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this exposure is unlikely.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $263.0 million and $245.6 million at December 31, 2020 and 2019, respectively.

The Company ceded certain risks during 2020 and 2019 to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual and group life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company had agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts were reinsured on a monthly renewable term basis. All such treaties were recaptured in 2019.

In 2018, the Company entered into a coinsurance with funds withheld agreement with an unrelated reinsurer which provides reinsurance related to optional guaranteed lifetime withdrawal benefit riders under certain fixed indexed annuity polices.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2020, premiums ceded under the treaty were $136.8 million, and benefits ceded (including policy surrenders) were $1.2 billion. For the year ended December 31, 2019, premiums ceded under the treaty were $156.0 million, and benefits ceded (including policy surrenders) were $1.6 billion. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $1.9 billion.

The effects of reinsurance on premiums and benefits (excluding policy surrenders) were as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Premiums and Annuity Considerations:
Direct	$2,873,746	$2,616,422	$2,735,942
Ceded—Affiliated	(49,746)	(28,989)	(22,573)
Ceded—Non-affiliated	(155,884)	(175,149)	(13,027,440)

Net Premiums and Annuity Considerations	$2,668,116	$2,412,284	$(10,314,071)

Insurance and Other Individual Policy Benefits and Claims:
Direct	$842,456	$890,010	$862,511
Assumed—Non-affiliated	3,565	6,584	4,214
Ceded—Affiliated	(25,545)	(29,416)	(22,493)
Ceded—Non-affiliated	(369,948)	(409,260)	(411,682)

Net Policy Benefits and Claims	$450,528	$457,918	$432,550

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2020 and 2019, the Company had $8.7 million and $9.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.0 million as of December 31, 2020 and 2019.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions.

The details for other changes in reserves for the year ended December 31, 2020 are as follows (in thousands):

Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Total—increase (decrease)	$(30,000)	$—	$—	$(30,000)	$—	$—	$—	$—

Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019 and 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$11,518,378	$249,805	$—	$11,768,183	78.760%
	b	At Book Value Less Current Surrender Charge of 5% or More	993,098	—	—	993,098	6.646%
	c	At Fair Value	—	—	740,293	740,293	4.955%

	d	Total with Adjustment or at Market Value	12,511,476	249,805	740,293	13,501,574	90.361%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,137,131	—	—	1,137,131	7.610%
2	Not Subject to Discretionary Withdrawal		267,330	—	35,873	303,203	2.029%

3	Total (Gross: Direct and Assumed)		13,915,937	249,805	776,166	14,941,908	100.000%
4	Reinsurance Ceded		101,829	—	—	101,829
5	Total (Net)		$13,814,108	$249,805	$776,166	$14,840,079

6	Amount included in A(1)b above that will move to A(1)e in the year after the statement date.		$3,069	$—	$—	$3,069

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

B. GROUP ANNUITIES

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$148,574	$—	$148,574	1.417%
	b	At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
	c	At Fair Value	—	—	10,078,179	10,078,179	96.102%

	d	Total with Adjustment or at Market Value	$1	$148,574	$10,078,179	$10,226,754	97.519%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	37,172	—	—	37,172	0.354%
2	Not Subject to Discretionary Withdrawal		223,090	—	—	223,090	2.127%

3	Total (Gross: Direct and Assumed)		$260,263	$148,574	$10,078,179	$10,487,016	100.000%
4	Reinsurance Ceded		—	—	—	—

5	Total (Net)		$260,263	$148,574	$10,078,179	$10,487,016
6	Amount included in B(1)b above that will move to B(1)e in the year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$—	$—	$—	—%
	b	At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
	c	At Fair Value	—	—	295,058	295,058	23.78%

	d	Total with Adjustment or at Market Value	$—	$—	$295,058	$295,058	23.78%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2	Not Subject to Discretionary Withdrawal		945,713	—	—	945,713	76.22%

3	Total (Gross: Direct and Assumed)		$945,713	$—	$295,058	$1,240,771	100.000%
4	Reinsurance Ceded		3,817	—	—	3,817

5	Total (Net)		$941,896	$—	$295,058	$1,236,954
6	Amount included in C(1)b above that will move to C(1)e in the year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019

A. INDIVIDUAL ANNUITIES

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$9,647,895	$269,928	$—	$9,917,823	76.244%
	b	At Book Value Less Current Surrender Charge of 5% or More	946,115	—	—	946,115	7.273%
	c	At Fair Value	—	—	746,664	746,664	5.740%

	d	Total with Adjustment or at Market Value	10,594,010	269,928	746,664	11,610,602	89.257%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,092,112	—	—	1,092,112	8.396%
2	Not Subject to Discretionary Withdrawal		272,214	—	33,079	305,293	2.347%

3	Total (Gross: Direct +Assumed)		11,958,336	269,928	779,743	13,008,007	100.000%
4	Reinsurance Ceded		42,837	—	—	42,837

5	Total (Net)		$11,915,499	$269,928	$779,743	$12,965,170
6	Amount included in A(1)b above that will move to A(1)e in the year after the statement date.		$2,055	$—	$—	$2,055

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

B. GROUP ANNUITIES

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$151,300	$—	$151,300	1.446%
	b	At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
	c	At Fair Value	—	—	10,029,726	10,029,726	95.887%

	d	Total with Adjustment or at Market Value	$1	$151,300	$10,029,726	$10,181,027	97.333%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	39,702	—	—	39,702	0.380%
2	Not Subject to Discretionary Withdrawal		239,236	—	—	239,236	2.287%

3	Total (Gross: Direct +Assumed)		$278,939	$151,300	$10,029,726	$10,459,965	100.000%
4	Reinsurance Ceded		—	—	—	—

5	Total (Net)		$278,939	$151,300	$10,029,726	$10,459,965
6	Amount included in B(1)b above that will move to B(1)e in the year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

C. DEPOSIT-TYPE CONTRACTS

(In Thousands)			General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1	Subject to Discretionary Withdrawal:
	a	With Market Value Adjustment	$—	$—	$—	$—	—%
	b	At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
	c	At Fair Value	—	—	288,617	288,617	30.039%

	d	Total with Adjustment or at Market Value	$—	$—	$288,617	$288,617	30.039%
	e	At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
2	Not Subject to Discretionary Withdrawal		672,205	—	—	672,205	69.961%

3	Total (Gross: Direct +Assumed)		$672,205	$—	$288,617	$960,822	100.000%
4	Reinsurance Ceded		360	—	—	360

5	Total (Net)		$671,845	$—	$288,617	$960,462
6	Amount included in C(1)b above that will move to C(1)e in the year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics for General Account products and Separate Account Nonguaranteed products are shown in the tables below. The Company had no Separate Account with Guarantees products during 2020 or 2019.

December 31, 2020

(In Thousands)	Account Value	Cash Value	Reserve
General Account
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	43,358	43,401	45,336
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	15,069	15,069	15,069
i Variable Universal Life	423,600	428,618	430,637
j Miscellaneous Reserves	738,038	737,251	738,880
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	297
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	7
d Disability—Disabled Lives	XXX	XXX	393
e Miscellaneous Reserves	XXX	XXX	13,414
3 Total (gross: direct + assumed)	1,220,065	1,224,339	1,244,033

4 Reinsurance Ceded	304,016	303,390	327,937

5 Total (net) (3)- (4)	$916,049	$920,949	$916,096

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(In Thousands)	Account Value	Cash Value	Reserve
Separate Account Non Guaranteed
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	48,829	48,829	48,829
i Variable Universal Life	7,729,177	7,729,177	7,726,251
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,778,006	7,778,006	7,775,080

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,778,006	$7,778,006	$7,775,080

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019

(In Thousands)	Account Value	Cash Value	Reserve
General Account
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	45,937	45,989	47,443
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	16,884	16,884	16,884
i Variable Universal Life	406,603	414,076	413,560
j Miscellaneous Reserves	794,871	794,602	796,015
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	282
b Accidental Death Benefits	XXX	XXX	1
c Disability—Active Lives	XXX	XXX	8
d Disability—Disabled Lives	XXX	XXX	467
e Miscellaneous Reserves	XXX	XXX	19,403
3 Total (gross: direct + assumed)	1,264,295	1,271,551	1,294,063

4 Reinsurance Ceded	285,848	287,986	309,869

5 Total (net) (3)- (4)	$978,447	$983,565	$984,194

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(In Thousands)	Account Value	Cash Value	Reserve
Separate Account Non Guaranteed
1 Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	43,974	44,596	44,596
i Variable Universal Life	7,555,852	7,555,852	7,551,874
j Miscellaneous Reserves	—	—	—
2 Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
3 Total (gross: direct + assumed)	7,599,826	7,600,448	7,596,470

4 Reinsurance Ceded	—	—	—

5 Total (net) (3)- (4)	$7,599,826	$7,600,448	$7,596,470

13.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $22,324.5 million and $20,832.3 million as of December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019, the Company’s Separate Account statements included legally insulated assets of $21,864.3 million and $20,321.9 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2020 were attributed to the following products (in thousands):

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
(In Thousands)
Variable Life	$10,707,717	$—	$10,707,717
Variable Annuity	11,156,619	—	11,156,619
MVA Annuity	—	460,168	460,168

Total	$21,864,336	$460,168	$22,324,504

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $173.4 million, $171.8 million, and $179.3 million were received by the General Account from the Separate Accounts during the years ended December 31, 2020, 2019 and 2018, respectively.

For the years ended December 31, 2020, 2019 and 2018, the Company’s General Account paid $57.1 million, $69.8 million, and $62.9 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	2020 Total
Premiums, Considerations or Deposits	$26,483	$152,869	$179,352
Reserves:
For Accounts with Assets at:
Fair Value	153,899	18,924,483	19,078,382
Amortized Cost	244,480	—	244,480

Total Reserves	$398,379	$18,924,483	$19,322,862

By Withdrawal Characteristics:
With Market Value Adjustment	$398,379	$—	$398,379
At Fair Value	—	18,888,610	18,888,610

Subtotal	398,379	18,888,610	19,286,989
Not Subject to Discretionary Withdrawal	—	35,873	35,873

Total	$398,379	$18,924,483	$19,322,862

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	2019 Total
Premiums, Considerations or Deposits	$26,357	$190,962	$217,319
Reserves:
For Accounts with Assets at:
Fair Value	156,589	18,694,557	18,851,146
Amortized Cost	264,640	—	264,640

Total Reserves	$421,229	$18,694,557	$19,115,786

By Withdrawal Characteristics:
With Market Value Adjustment	$421,229	$—	$421,229
At Fair Value	—	18,661,478	18,661,478

Subtotal	421,229	18,661,478	19,082,707
Not Subject to Discretionary Withdrawal	—	33,079	33,079

Total	$421,229	$18,694,557	$19,115,786

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Transfers to Separate Accounts	$179,352	$217,318	$198,215
Transfers (from) Separate Accounts	(1,309,707)	(1,831,011)	(2,468,733)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(1,130,355)	$(1,613,693)	$(2,270,518)

14.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2020 as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$42,415	$192,106	$—	$234,521
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	836	—	836
Industrial and Miscellaneous	—	5,166	—	—	5,166
Derivative Assets (d)
Interest Rate Contracts	485,343	205,576	—	—	690,919
Equity Contracts	1,669	—	—	—	1,669
Foreign Exchange Contracts	909	—	7	—	916
Separate Accounts Assets (c) (e)	13,929,985	6,779,443	277,603	186,782	21,173,813

Total Assets at Fair Value	$14,417,906	$7,032,600	$470,552	$186,782	$22,107,840

Liabilities at Fair Value:
Derivative Liabilities (d)
Interest Rate Contracts	$(218,463)	$—	$—	$—	$(218,463)
Equity Contracts	(6,654)	—	—	—	(6,654)
Foreign Exchange Contracts	(305)	—	(3,455)	—	(3,760)

Total Liabilities at Fair Value	$(225,422)	$—	$(3,455)	$—	$(228,877)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company’s assets and liabilities measured at fair value were classified by these levels as of December 31, 2019 as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,654	$166,214	$—	$167,868
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	862	—	862
Derivative Assets (d)
Interest Rate Contracts	229,582	94,771	—	—	324,353
Equity Contracts	779	—	—	—	779
Foreign Exchange Contracts	—	982	—	—	982
Separate Accounts Assets (c) (e)	12,672,123	6,338,379	274,378	181,390	19,466,270

Total Assets at Fair Value	$12,902,484	$6,435,787	$441,454	$181,390	$19,961,115

Liabilities at Fair Value:
Separate Accounts (c) (e)	$—	$—	$—	$—	$—
Derivative Liabilities (d)
Interest Rate Contracts	(104,066)	—	—	—	(104,066)
Equity Contracts	(1,767)	—	—	—	(1,767)
Foreign Exchange Contracts	(1,414)	—	—	—	(1,414)

Total Liabilities at Fair Value	$(107,247)	$—	$—	$—	$(107,247)

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $852.2 million and $948.2 million of investment income and receivables due at December 31, 2020 and 2019, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $186.8 million and $181.4 million at December 31, 2020 and 2019 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2020 or 2019, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2020 and December 31, 2019.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2020:

(In Thousands)	Beginning Balance at 01/01/2020	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020
Assets:
Common Stock Unaffiliated	$166,214	$4,927	$(40,264)	$173	$(12,775)	$106,601	$—	$(32,770)	$—	$192,106
Bonds—Unaffiliated:
Asset-backed Securities	862	—	—	—	(26)	—	—	—	—	836
Residential Mortgage-backed Securities	—	—	—	—	—	—	—	—	—	—
Commercial Mortgage-backed Securities	—	—	—	—	—	—	—	—	—	—
Industrial and Miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative Assets	—	—	—	4	7	—	—	—	(4)	7
Separate Accounts Assets	274,378	3,598	(27,494)	180	(388)	48,549	—	(629)	(20,591)	$277,603

Total Assets	$441,454	$8,525	$(67,758)	$357	$(13,182)	$155,150	$—	$(33,399)	$(20,595)	$470,552

Liabilities:
FX Contracts	—	—	—	(7,708)	(3,455)	—	—	—	7,708	$(3,455)

Total Liabilities	$—	$—	$—	$(7,708)	$(3,455)	$—	$—	$—	$7,708	$(3,455)

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2019:

(In Thousands)	Beginning Balance at 01/01/2019	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2019
Assets:
Common Stock Unaffiliated	$168,640	$—	$(19,948)	$3,601	$15,451	$101,376	$—	$(72,445)	$(30,461)	$166,214
Bonds—Unaffiliated:
Asset-backed Securities	1,068	—	—	—	(206)	—	—	—	—	862
Separate Accounts Assets	323,517	951	(261,568)	(127)	14,380	377,709	—	(145,390)	(35,094)	274,378

Total Assets	$493,225	$951	$(281,516)	$3,474	$29,625	$479,085	$—	$(217,835)	$(65,555)	$441,454

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2020:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$836	20	20
Common Stocks	Matrix Pricing	Spreads	192,106	0-1000	89
Separate Accounts Assets	Matrix Pricing	Spreads	4,856	83-109	101
	Market Pricing	Spreads	262,488	1-100	99
	Matrix Pricing	Quoted Prices	9,341	46-114	103
	Market Pricing	Quoted Prices	839	99	101

Total Assets			$470,466

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2019:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$862	21	21
Common Stocks	Market Pricing	Spreads	166,214	1-249	60
Separate Accounts assets	Market Pricing	Spreads	18,123	46-112	103
	Matrix Pricing	Spreads	1,014	101	101
	Market Pricing	Quoted Prices	232,897	1-100	94
	Market Pricing	Quoted Prices	21,808	100-101	100

Total assets			$440,918

There were no significant changes made in valuation techniques during 2020 and 2019.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,401,303	$1,401,303	$449,810	$951,493	$—	$—	$—
Bonds	13,197,036	12,808,660	393,781	12,227,149	576,106	—	—
Preferred Stocks	948,642	939,125	—	573,851	374,791	—	—
Common Stocks	234,521	234,521	—	42,415	192,106	—	—
Mortgages Loans on Real Estate	456,610	456,382	—	—	456,610	—	—
Derivatives – Options and Swaptions	24	24	—	24	—	—	—
Derivatives – Swaps and Forwards	666,983	700,048	461,424	205,552	7	—	—
Derivatives—Futures	2,665	2,665	2,665	—	—	—	—
Contract Loans	514,677	392,136	—	—	514,677	—	—
Other Invested Assets (a)	528,871	527,172	—	17,450	460,639	50,782	—
Separate Account Assets	21,502,031	21,471,400	13,935,135	7,091,062	289,052	186,782	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(1,083,122)	(941,896)	—	—	(1,083,122)	—	—
Derivatives – Swaps and Forwards	(244,138)	(231,101)	(218,462)	(22,221)	(3,455)	—	—
Derivatives—Futures	(6,960)	(6,960)	(6,960)	—	—	—	—
Separate Account Liabilities	(295,058)	(295,058)	—	—	(295,058)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2019:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	1,480,738	$1,480,742	$744,699	$736,039	$—	$—	$—
Bonds	11,054,022	10,918,153	517,928	10,020,471	515,623	—	—
Preferred Stocks	774,903	769,767	—	394,415	380,488	—	—
Common Stocks	167,867	167,867	—	1,654	166,213	—	—
Mortgages Loans on Real Estate	612,899	606,383	—	—	612,899	—	—
Derivatives – Options and Swaptions	55	55	—	55	—		—
Derivatives – Swaps and Forwards	315,265	334,861	219,567	95,698	—	—	—
Derivatives—Futures	785	785	785	—	—	—	—
Contract Loans	470,431	400,939	—	—	470,431	—	—
Other Invested Assets(*)	542,208	544,323	—	7,028	474,967	60,213	—
Separate Account Assets	19,899,455	19,884,097	12,737,725	6,689,797	290,543	181,390	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(736,725)	(671,845)	—	—	(736,725)	—	—
Derivatives – Swaps and Forwards	(122,497)	(114,761)	(104,065)	(18,432)	—	—	—
Derivatives—Futures	(3,181)	(3,181)	(3,181)	—	—	—	—
Separate Account Liabilities	(288,617)	(288,617)	—	—	(288,617)	—	—

(*)—Other invested assets include assets with a fair value of $50.8 million and $60.2 million at December 31, 2020 and 2019, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2020 and 2019, there were $142.3 million and $128.0 million of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values of options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment lease trusts approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 13. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

15.	FEDERAL INCOME TAXES

The application of SSAP No.101, “Income Taxes,” requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2020 and December 31, 2019.

The components of the Company’s DTAs and DTLs as of December 31, 2020 and December 31, 2019 were as follows:

(In Thousands)	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$158,632	$59,077	$217,709	$162,404	$55,354	$217,758	$(3,772)	$3,723	$(49)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	158,632	59,077	217,709	162,404	55,354	217,758	(3,772)	3,723	(49)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	158,632	59,077	217,709	162,404	55,354	217,758	(3,772)	3,723	(49)
Deferred Tax Liabilities	152,161	33,551	185,712	112,773	25,516	138,289	39,388	8,035	47,423

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$6,471	$25,526	$31,997	$49,631	$29,838	$79,469	$(43,160)	$(4,312)	$(47,472)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From (a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	58,689	54,632	113,321	57,163	30,719	87,882	1,526	23,913	25,439
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	58,689	54,632	113,321	57,163	30,719	87,882	1,526	23,913	25,439
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	234,967	XXX	XXX	225,506	XXX	XXX	9,461
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From (a) and (b) above) Offset by Gross Deferred Tax Liabilities.	99,943	4,445	119,784	105,241	24,636	129,877	(5,298)	(20,191)	(25,489)
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total ((a) + (b) + (c))	$158,632	59,077	$217,709	$162,404	55,355	$217,759	$(3,772)	3,722	$(50)

	2020	2019
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	886%	994%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,566,449	$1,503,375

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2020		December 31, 2019		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$158,632	$59,077	$162,404	55,354	$(3,772)	$3,723
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$158,632	$59,077	$162,404	55,354	$(3,772)	$3,723
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2020	December 31, 2019	December 31, 2018
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(11,980)	$(21,279)	$(3,553)
Federal Income Tax Expense on Net Capital Gains	186	10,362	—

Current Income Tax (Benefit) Expense	$(11,794)	$(10,917)	$(3,553)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The main components of the Company’s DTAs and DTLs as of December 31, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2020	December 31, 2019	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$78,341	$89,538	$(11,197)
Investments	2,390	2,389	1
Deferred Acquisition Costs	30,286	28,246	2,040
Fixed assets	965	1,018	(53)
Compensation and benefits accrual	1,595	1,581	14
Receivables-nonadmitted	4,513	4,172	341
Net Operating Loss carry-forward	5,113	—	5,113
Tax credit carry-forward	33,358	33,288	70
Other (Including Items <5% of Total Ordinary Tax Assets)	2,071	2,172	(101)

Total Ordinary Deferred Tax Assets	$158,632	$162,404	$(3,772)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$158,632	$162,404	$(3,772)
Capital
Investments	59,077	55,354	3,723
Net Capital Loss carry-forward	—	—	—

Subtotal	59,077	55,354	3,723
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	59,077	55,354	3,723

Admitted Deferred Tax Assets	$217,709	$217,758	$(49)

Deferred Tax Liabilities:
Ordinary
Investments	$119,092	$61,445	$57,647
Policyholder Reserves	33,069	51,328	(18,259)

Subtotal	$152,161	$112,773	$39,388
Capital
Investments	33,551	25,516	8,035

Subtotal	33,551	25,516	8,035

Deferred Tax Liabilities	$185,712	$138,289	$47,423

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$31,997	$79,469	$(47,472)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2020	December 31, 2019	Change
Total Deferred Tax Assets	$217,709	$217,759	$(50)
Total Deferred Tax Liabilities	185,712	138,290	47,422

Net Deferred Tax Assets / Deferred Tax Liabilities	$31,997	$79,469	$(47,472)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$31,997	$79,469	$(47,472)
Tax Effect of Unrealized (Gains)/Losses			7,543

Change in Net Deferred Income Tax			$(55,015)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2020, 2019 and 2018 were as follows:

(In Thousands)	December 31, 2020			December 31, 2019			December 31, 2018
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$205,678	$43,192	20.9%	$244,594	$51,365	17.5%	$205,802	$43,218	41.5%
Pre-tax Capital Gains—Pre IMR	884	186	0.1%	49,342	10,362	3.5%	(101,765)	(21,370)	(20.5)%
Investment Related		(12,547)	(6.1)%		—	—%		—	—%
Dividends Received Deduction		—	—%		(3,970)	(1.4)%		(16,026)	(15.4)%
Exhibit 5a adjustment		—	—%		(1,352)	(0.5)%		—	—%
Non-deductible Expenses		—	—%		—	—%		60	0.1%
Reversal of IMR		—	—%		(1,670)	(0.6)%		(3,179)	(3.1)%
Change in Non-admitted assets		(229)	(0.1)%		(10,236)	(3.5)%		(2,576)	(2.5)%
Prior Year Over/Under Accrual		—	—%		(492)	(0.2)%		2,083	2.0%
Tax Credit Adjustment		658	0.3%		(15,369)	(5.2)%		—	—%
Tax Differences in Wholly Owned Subsidiaries		11,952	5.8%		16,694	5.7%		(32,785)	(31.5)%
Other		9	—%		93	0.2%		5	—%

Total Statutory Income Taxes		$43,221	20.9%		$45,425	15.5%		$(30,570)	(29.4)%

Federal Income Taxes Incurred		$(11,794)	(5.7)%		$(10,917)	(3.7)%		$(3,553)	(3.4)%
Change in Net Deferred Income Taxes		55,015	26.6%		56,342	19.2%		(27,017)	(26.0)%

Total Statutory Income Taxes		$43,221	20.9%		$45,425	15.5%		$(30,570)	(29.4)%

At December 31, 2020, the Company had $24.3 million of net operating loss carry forwards which will not expire and no capital loss carry forwards. The Company also had $18.8 million of foreign tax credit carry forwards which will begin to expire, if not utilized, in 2021 and $14.6 million of general business credit carry forwards which will begin to expire, if not utilized, in 2029.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

As of December 31, 2020, the Company capital income tax expense in the preceding years that will be available for recoupment in the event of future losses as follows:

(In Thousands) Year	Capital
2020	$186
2019	$10,362
2018	$—

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2017 are closed for audit or examination under the applicable statute of limitations. The Company is not currently under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2020 and 2019. As of December 31, 2020, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2020 and 2019. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2020, 2019 and 2018. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2020.

The following companies are included in the consolidated return filing:

–	Delaware Life Insurance Company
–	Delaware Life Insurance Company of New York
–	DL Reinsurance Company
–	Clarendon Insurance Agency, Inc.
–	Clear Spring Health Insurance Company
–	Clear Spring Health Resources, Inc.
–	Clear Spring Health (IL), Inc.
–	Delaware Life Reinsurance (U.S.) Corp.
–	Clear Spring Health (CO), Inc.
–	Eon Health, Inc (GA)
–	Eon Health, Inc. (SC)
–	Community Care Alliance of Illinois, Inc.
–	Clear Spring Health (VA), Inc.
–	Clear Spring Health of Illinois, Inc.
–	Lackawanna Casualty Company
–	Lackawanna American Insurance Company
–	Lackawanna National Insurance Company

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

A written tax allocation agreement has been approved by, or is pending approval from, the state of domicile of each participating insurance company. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

16. CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2020, April 2019 and April 2018, the Company paid an ordinary dividend of $65.0 million, $200.0 million, and $157.4 million, respectively, to the Parent. The Parent paid $100.0 million to the Company in February 2020 in the form of a capital contribution that the Company accrued in December 2019 in accordance with SSAP 72. The Parent also contributed $7.5 million of cash to the Company in December 2020 and contributed $16.9 million in 2019 in the form of an other invested asset.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $802.6 million and $560.0 million at December 31, 2020 and 2019, respectively.

Surplus Notes

As of December 31, 2020 and 2019, the Company had $557.5 million and $565.0 million, respectively, of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2020 and 2019 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2020, the Noteholders were as follows: Group 1001, LLC, a related party; Estate of Jeffrey S. Lange; Midland National Life Insurance Company; North American Company for Life and Health Insurance; and Security Benefit Life Insurance Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The details of outstanding surplus notes were as follows as of and for the years ended December 31, 2020 and 2019:

2020 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$250,000	$21,563	$497,974	11/06/27
12/15/95	6.150%	150,000	150,000	9,225	236,960	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	277,198	12/15/32
12/15/95	6.150%	7,500	7,500	461	11,317	12/15/27
12/15/95	7.626%	7,500	—	572	12,439	—

XXX	XXX	$565,000	$557,500	$43,260	$1,035,888	XXX

2019 (In Thousands)
Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
12/22/97	8.625%	$250,000	$250,000	$21,563	$476,411	11/06/27
12/15/95	6.150%	150,000	150,000	9,225	$227,735	12/15/27
12/15/95	7.626%	150,000	150,000	11,439	$265,759	12/15/32
12/15/95	6.150%	7,500	7,500	461	$10,856	12/15/27
12/15/95	7.626%	7,500	7,500	572	$11,867	12/15/32

XXX	XXX	$565,000	$565,000	$43,260	$992,628	XXX

The proceeds from the issuance of the surplus notes were not used to purchase an asset directly or indirectly from the Noteholders. The surplus notes were not issued as part of a transaction whereby the principal or interest payments are contractually linked to other assets or agreements. There were no surplus note interest or principal payments subject to administrative offsetting provisions.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders.    After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Department.

As discussed in Note 2, with approval by the Department, the Company paid down the outstanding principal and accrued interest on a surplus note previously held by GLAC on December 31, 2020.

The Company incurred $43.3 million of interest on the surplus notes in each of the years ended December 31, 2020, 2019 and 2018. Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest and principal payments and the related interest accrual in the amount of $4.2 million and $4.3 million at December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2020 and 2019.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $142.3 million and $128.0 million and for future fixed income fundings of $1,335.4 million and $1,134.9 million as of December 31, 2020, and 2019, respectively. The Company also had $87.2 million and $91.6 million of outstanding mortgage loan commitments on real estate as of December 31, 2020 and December 31, 2019, respectively.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.0 million and $3.1 million for guaranty fund assessments as of December 31, 2020 and 2019, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2020 and 2019, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of the sellers and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to the seller’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2020 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following were restricted assets (including pledged assets):

(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Non Admitted Restricted	Total 2020 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.06%	0.06%
Subject to Reverse Repurchase Agreements	616,220	—	—	—	616,220	340,789	275,431	—	616,220	1.47%	1.48%
FHLB Capital Stock	47,853	—	—	—	47,853	30,690	17,163	—	47,853	0.11%	0.11%
On Deposit with States	5,195	—	—	—	5,195	5,214	(19)	—	5,195	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	910,853	—	—	—	910,853	610,287	300,566	—	910,853	2.18%	2.18%
Pledged as collateral not captured (including assets backing funding agreements)	24,388	—	—	—	24,388	49,990	(25,602)	—	24,388	0.06%	0.06%
Other Restricted Assets	1,616	—	—	—	1,616	2,827	(1,211)	—	1,616	—%	—%

Total Restricted Assets	$1,631,125	$—	$—	$—	$1,631,125	$1,064,797	$566,328	$—	$1,631,125	3.89%	3.90%

The following were assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	24,388	—	—	—	24,388	49,990	(25,602)	24,388	0.06%	0.06%

Total	$24,388	$—	$—	$—	$24,388	$49,990	$(25,602)	$24,388	0.06%	0.06%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

(In Thousands)									Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	1,616	—	—	—	1,616	2,827	(1,211)	1,616	—%	—%

Total	$1,616	$—	$—	$—	$1,616	$2,827	$(1,211)	$1,616	—%	—%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2020, 2019 and 2018 were $2.3 million, $2.4 million, and $2.4 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office that expires on December 31, 2024. Rental expenses for 2020, 2019 and 2018 were $0.2 million each year under this lease. In November 2020, the Company delivered a termination notice to the landlord. It is expected that the space will be vacated by December 31, 2021. In December 2020, termination fees of $0.2 million were expensed.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2020, 2019 and 2018 were $0.4 million under this sublease each year.

Effective January 1, 2020, the Company entered into a lease agreement with an affiliate for a Zionsville, Indiana office for which rental payments will commence on January 1, 2021.

The Company did not renew its sublease agreement for a Chicago, Illinois office, originally effective February 26, 2016 with an original expiration date July 29, 2018, that was twice amended resulting in expiration as of September 30, 2020. Rental expenses for 2020, 2019 and 2018 were $0.3 million under this sublease. A portion of these rental expenses were reimbursed by CSP&C.

Effective December 20, 2018, the Company entered into a lease agreement for a Park Ridge, Illinois office that expires on May 31, 2025. Rental expense for 2020 and 2019 were $0.2 million and $0.1 million, respectively. Rental expense for 2018 was $0 due to the abatement of the first five months of rent. Effective January 2020, the Company entered into a lease agreement for additional space in this Park Ridge office that expires on May 31, 2025. Rental expenses for 2020 were $0.1 million. Effective August 3, 2020, the Company entered into a lease agreement for additional space in this Park Ridge office that expires on May 31, 2025. The commencement date for these rental payments was December 1, 2020. Rental expense for 2020 was $0 due to the abatement of the first two months of rent. The rental expenses for all three leases are reimbursed by CSHMS under the services agreement.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Park Ridge, Illinois office that expired on November 30, 2019. The term was extended on a month-to-month basis after November 30, 2019 and the agreement was terminated in January 2020. Rental expenses for 2020 and 2019 were $12 thousand and $0.2 million, respectively. These rental expenses were reimbursed by CSHMS under the services agreement.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional four months with a monthly rental expense of approximately $18.8 thousand. Effective April 1, 2019, the Company renewed the lease for an additional 12 months with a monthly rental expense of approximately $17.9 thousand. Effective September 1, 2019, the Company assigned the lease to an affiliate, Gainbridge Insurance Agency, LLC.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense was approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. Rental payments commenced once the Company took possession of the space which was on March 6, 2019. The first three months of rent in 2019 were abated. Rental expense for 2020 and 2019 were $0.2 million and $0.1 million, respectively. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019 the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by CSHMS.

Effective December 20, 2019 the Company entered into a lease agreement for an office in Columbia, South Carolina which expired on December 31, 2020. Effective December 2020, the Company renewed the lease with an expiration date of December 31, 2021. Rental expense for 2020 was $5.2 thousand. These rental expenses are reimbursed by CSHMS.

At December 31, 2020, future minimum aggregate rental commitments were as follows (in thousands):

Year Ending December 31,	Operating Leases
2021	$4,714
2022	4,644
2023	3,286
2024	2,510
2025	2,318
Thereafter	$19,436

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

18.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. The Facility terminated on December 12, 2019. Borrowings under the Facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility had a 270 days rolling margin commitment. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019 and 2018 were approximately $0.9 million each year.

19.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements issued to the FHLB consistent with its other investment spread operations and considers these funds policyholder liabilities. From time to time, the Company also uses FHLB funds for operations; any funds obtained from the FHLB for use in the Company’s general operations are accounted for as borrowed money. The Company has determined its estimated maximum borrowing capacity with the FHLB as $894.6 million as of December 31, 2020. The Company calculated this amount in accordance with its current collateral pledged to the FHLB.

In March 2020, the FHLB issued the Company $438.0 million of short-term advances with fixed and variable interest rates ranging from 0.5% to 1.76%. $118.0 million of these advances was converted into a funding agreement on March 30, 2020. As of December 31, 2020, all short-term advances have been paid in full. Total interest on borrowed funds incurred during 2020 and 2019 was $362.0 thousand and $146.9 thousand. There were no short-term advances in 2018.

As noted in Note 2, the FHLB issued a LOC to the Company on behalf of an unrelated party effective September 30, 2019, with an initial expiration date of August 15, 2020 and an automatic one year renewal through August 15, 2025. The LOC had an initial maximum credit amount of $12.0 million that had been reduced to $8.0 million as of December 31, 2020. Collateral related to the LOC is included in the disclosures below. As of December 31, 2020 and December 31, 2019, there were no amounts outstanding under the LOC.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

FHLB Capital Stock

Aggregate Totals (in thousands):

		General	Separate
As of December 30, 2020	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	9,010	9,010	—
Activity Stock	30,185	30,185	—
Excess Stock	8,658	8,658	—

Aggregate Total	$47,853	$47,853	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$894,612	XXX	XXX

As of December 30, 2019
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,949	2,949	—
Activity Stock	23,016	23,016	—
Excess Stock	4,725	4,725	—

Aggregate Total	$30,690	$30,690	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$747,256	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption (in thousands):
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$9,010	$9,010	$—	$—	$—	$—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date (in thousands):

	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$1,008,132	$961,867	$863,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral pledged	$1,008,132	$961,867	$863,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$868,893	$849,372	$565,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Maximum Amount Pledged During Reporting Period (in thousands):

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year General Account Maximum Collateral Pledged	$1,379,998	$1,344,719	$933,000
Current Year Separate Accounts Maximum Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$1,379,998	$1,344,719	$933,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,014,332	$988,116	$565,000

Borrowing from FHLB

Amount as of Reporting Date (in thousands):

As of December 30, 2020	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	863,000	863,000	—	776,716
Other	—	—	—	XXX

Aggregate Total	$863,000	$863,000	$—	$776,716

As of December 30, 2019
Debt	$—	$—	$—	XXX
Funding Agreements	565,000	565,000	—	508,480
Other	—	—	—	XXX

Aggregate Total	$565,000	$565,000	$—	$508,480

Maximum Amount during Reporting Period (Current Year, in thousands):

	Total	General Account	Separate Accounts
Debt	$320,000	$320,000	$—
Funding Agreements	863,000	863,000	—
Other	—	—	—

Aggregate Total	$1,183,000	$1,183,000	$—

FHLB—Prepayment Obligations	Does the Company have prepayment Obligations under the following arrangements? (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

20.	Health Business

Beginning in 2019, the Company issued Medicare Advantage products in the states of Colorado, North Carolina, and Virginia, resulting in approximately $1.4 million and $0.5 million of premium written in 2020 and 2019, respectively. There was no premium written in 2018.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for the Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $59.7 thousand and $28.5 thousand for the years ended December 31, 2020 and 2019, respectively, representing 4.3% and 6.0% of total direct health premiums written for each year, respectively.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the contract. The Company’s Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company’s direct health premiums written are subject to this redetermination feature.

The Company’s actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2020, 2019 or 2018 subject to the risk-sharing provisions of the Affordable Care Act (“ACA”).

Change in Incurred Losses and Loss Adjustment Expenses

Changes in estimates related to the prior year incurred claims are included in total hospital and medical expenses in the current year in the Statements of Operations. There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses. The Company did not write any health insurance business prior to 2019 and therefore had no prior year development.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following tables disclose paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the years ended December 31, 2020 and 2019 (in thousands).

2020	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$131	131
Paid claims – net of health care receivable	832	19	851
End of year claim reserve	146	—	146
Incurred claims excluding the change in health care receivable	978	(112)	866
Beginning of year health care receivable	—	20	20
End of year health care receivable	19	—	19

Total incurred claims	$959	$(92)	$867

2019	Current Year Incurred	Prior Year Incurred	Total
Beginning of year claim reserve	$—	$—	$—
Paid claims – net of health care receivable	555	—	555
End of year claim reserve	131	—	131
Incurred claims excluding the change in health care receivable	686	—	686
Beginning of year health care receivable	—	—	—
End of year health care receivable	20	—	20

Total incurred claims	$666	$—	$666

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The payable for claims unpaid, the applicable portion of aggregate health claim reserves, net of health care receivables as of December 31, 2019, was $111.0 thousand. As of December 31, 2020, $18.8 thousand has been paid, net of health care receivables, for incurred claims attributable to insured events of prior years. Reserves remaining for prior years, net of health care receivables, as of December 31, 2020 were $3, as a result of re-estimation of unpaid claims. Therefore, there has been $92.3 thousand favorable development on prior years during 2020. Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company incurred claims adjustment expenses (“CAE”) of $24.6 thousand and $65.4 thousand for the years ended December 31, 2020 and 2019, respectively. The following table discloses paid CAE, incurred CAE, and the balance in the unpaid CAE reserve for the years ended December 31, 2020 and 2019:

	12/31/2020	12/31/2019
Total claims adjustments expenses	$24,560	$65,372
Less current year unpaid claims adjustment expenses	6,274	—

Total claims adjustment expenses paid	$18,286	$65,372

Health Care Receivables

Pharmacy rebate receivables are recorded when reasonably estimated or billed by the pharmaceutical benefit manager (“PBM”) in accordance with pharmaceutical rebate contract provisions. Estimated pharmacy rebates are based on utilization information.

The Company periodically evaluates admissibility of all pharmacy rebates receivable for consistency with the admissibility criteria of SSAP No. 84, Certain Health Care Receivables and Receivables under Government Insured Plans. At December 31, 2020 and 2019, the Company had no non-admitted pharmacy rebate receivables.

The pharmacy rebate transaction history is summarized as follows (in thousands):

Quarter	Estimated Pharmacy Rebates	Pharmacy Rebates as Billed	Actual Rebates Received Within 90 Days of Billing	Actual Rebates Received Within 91 to 180 Days of Billing	Actual Rebates Received More Than 180 Days of Billing
12/31/2020	$20	$20	$12	$—	$—
9/30/2020	17	17	15	—	—
6/30/2020	16	16	14	—	—
3/31/2020	18	18	10	—	—
12/31/2019	9	9	9	—	—
9/30/2019	6	6	6	—	—
6/30/2019	4	4	4	—	—
3/31/2019	2	2	2	—	—

The Company had no risk sharing receivables as of December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Premium Deficiency Reserves

The following table discloses information regarding premium deficiency reserves as of December 31, 2020 and 2019 (in thousands):

	12/31/20	12/31/2019
Liability carried for premium deficiency reserves	$337	$679
Date of the most recent evaluation of this liability	2/16/2021	2/18/2020
Was anticipated investment income utilized in the calculation?	Yes [ ] No [ X ]	Yes [ ] No [ X ]

21.	SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2021 to April 28, 2021, the date the financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2020 having a material effect on the financial statements.

Type II - Recognized Subsequent Events:

The Company converted its $35.0 million demand promissory note with DLIH 2016-1 dated March 25, 2020 into a $100.0 million bilateral intercompany reciprocal loan agreement in March 2021, with interest at Libor + 1.15% to be paid quarterly. In April 2021, the Company borrowed $80.0 million under the facility.

In April 2021, the Company paid an ordinary dividend of $200.0 million to the Parent.